NGP Capital Resources Company


an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

IPAA 2009 PCC CONFERENCE
January 14, 2009

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

"Is it done yet?"

or

"When will things get back to normal"?

How Did We Get Here?

- January 2 – Oil closes at $99.62/Bbl
- January 2 – DJIA closes at 13,044 (down 7.9% from peak)
- March 16 – The Federal Reserve agrees to guarantee $29Bn of Bear Stearns' assets in connection with the government-sponsored sale of the investment bank to JPMorgan Chase
- March 31 – DJIA closes at 12,263 (down 13.4% from peak)
- May 20 - Boone Pickens, "I think you're going to see $150 (oil) before the end of the year"
- June 30 – DJIA closes at 11,350 (down 19.9% from peak)
- July 3 – Oil prices reach high of $145.29/Bbl
- August 8 – 24 Beijing 2008 Olympic Games held
- August 19 – Goldman Sachs reaffirms year-end WTI oil price forecast of $149/Bbl
- September 7 – The U. S. Treasury places Fannie Mae and Freddie Mac under conservatorship
- September 14 – Bank of America agrees to buy Merrill Lynch for $50Bn
- September 15 – Lehman Brothers files for Chapter 11 Bankruptcy
- September 16 – AIG secures $85Bn credit facility from Federal Reserve for 79.9% ownership of AIG

▪▪▪▪▪

How Did We Get Here?

- September 25 – Washington Mutual is seized by the FDIC; the deposits and banking assets to sold JPMorgan Chase & Co. for $1.9Bn
- September 30 – DJIA closes at 10,851 (down 23.4% from peak)
- October 3 – Wells Fargo agrees to buy Wachovia after the bank was crippled by soaring losses on mortgages it took on when it bought California lender Golden West Financial Corp. in 2006
- October 3 – President Bush signs the Emergency Economic Stabilization Act of 2008, which temporarily raises the basic limit on federal deposit insurance coverage from $100,000 to $250,000 per depositor and created the $700Bn Troubled Asset Relief Program ("TARP"); Treasury purchases $125Bn in senior preferred shares of 9 national financial institutions
- October 14 – FDIC announces the Temporary Liquidity Guarantee Program ("TLGP"), which guarantees newly issued senior unsecured debt of participating financial institutions and provides full coverage for non-interest bearing transaction deposit accounts, regardless of dollar amount
- November 4 – Barack Obama elected 44th President of the United States
- November 20 – DJIA closes at low of 7,552 (down 46.7% from peak)

▪▪▪▪▪

How Did We Get Here?

- November 24 – Treasury invests $20Bn in Citibank and guarantees $306Bn in risky assets
- November 26 – Merrill Lynch lowering average WTI oil price forecast to $50/Bbl for 2009
- December 11 – NBER declares recession began in December 2007
- December 16 – Fed sets Fed Funds target at 0.00% - 0.25%
- December 19 – Bush Administration agrees to provide $17.4Bn in loans to the U.S. auto industry, primarily GM and Chrysler
- December 24 – Federal Reserve approves GMAC's application to become a bank holding company
- December 29 – Treasury buys $5Bn of senior preferred equity in GMAC Financial Services LLC from TARP and lends up to $1Bn to GM to participate in a rights offering by GMAC to support its reorganization as a bank holding company
- December 31 – DJIA closes at 8,776 (down 38.0% from peak)
- December 31 – Oil closes at $44.60/Bbl

A Trillion Dollars Here, A Trillion Dollars There

- World Economy in 2007: $65.6T
  - U.S. : $13.8T
  - EU : $14.4T
  - China: $ 7.1T
- U. S. Household Wealth at 3Q08: $56.1T
- 2008 Federal Budget: $2.9T
  - 2008 Deficit: $.455T
  - 2009 Deficit: $1.2T
- 2008 Federal Debt (held by public): $6.3T

Sources: CIA;OMB;GAO;Federal Reserve; CBO

The Economy Has Long Cycles



Dow Jones Historical Performance
100000
10000
1000
100
1940-1965
9%/year
1965-1980
(0.1%)/year
1980-2000
13%/year
2000-2008
1%/year
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: Bloomberg

Long Term Growth of Real GDP is 3% per Year


Growth of Real GDP (Quarterly)
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: Federal Reserve

Recessions Since 1937 Average 10.4 Months



Historical Recessions – Approximate Peak to Trough Decline in Real GDP
Length (Months)
50
45
40
35
30
25
20
15
10
5
0
(26.55%)
(3.45%)
(1.12%)
(1.69%)
(2.56%)
(3.18%)
(0.54%)
(0.17%)
(3.10%)
(2.18%)
(2.63%)
(1.26%)
(0.35%)
(?)
1929
1937
1945
1948
1953
1957
1960
1969
1973
1980
1981
1990
2001
2007

Source: NBER and BEA.

A Perfect Storm

The Housing Bubble Bursts


Case-Shiller Home Price Index
250
200
150
100
50
0
1986
1990
1994
1998
2002
2006
2010
Source: S&P
Composite 10
Composite 20
Dallas

Leading to a Decline in Household Net Worth

Household Net Worth (Billions of US Dollars)			
2003	$	46,703.3	36.2% Increase
2004		52,120.6	
2005		57,384.8	
2006		61,591.2	
1Q07		62,685.2	
2Q07		63,603.0	
3Q07		**63,630.2**	**Peak**
4Q07		62,169.9	11.1% Decrease
1Q08		59,746.2	
2Q08		59,353.7	
3Q08		56,539.9	

Source: Federal Reserve

While Consumer Debt Reaches Record High


Consumer Debt As a Percentage of GDP
120%
100%
80%
60%
40%
20%
0%
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: Federal Reserve

And Consumer Confidence Reaches Record Low


Consumer Confidence (Quarterly)
160
140
120
100
80
60
40
20
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

Note: 1984 = 100. Source: Bloomberg.

Leading Indicators Headed Down


Change in Leading Indicators (Monthly)
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: Bloomberg

Unemployment Headed Up


Historical Unemployment Rate
Unemployment Rate (%)
12
10
8
6
4
2
0
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: BLS

World and U.S. Oil Demand Flat to Down


Crude Oil Demand
90,000
85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
Thousand Barrels per Day
30,000
25,000
20,000
15,000
10,000
Thousands Barrels per Day
1980
1985
1990
1995
2000
2005
2010
World
US

Source: EIA.

Oil Prices Responding to Excess Supply


Historical Crude Oil Prices
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$/Bbl
1970
1975
1980
1985
1990
1995
2000
2005
2010
Wellhead – Nominal
Wellhead – Real
NYMEX – Nominal
NYMEX – Real

Note: Real prices chained to 2008.
Source: EIA and BLS.

Oil Contango Shows Near Term Oversupply


NYMEX Crude Oil WTI Futures
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$/Bbl
1M
2M
3M
4M
5M
6M
7M
8M
9M
10M
11M
1Y
12/19/08
01/07/09

Source: Bloomberg

U.S. Natural Gas Demand Down


United States Natural Gas Demand
Bcf
27,000
25,000
23,000
21,000
19,000
17,000
15,000
1990
1995
2000
2005
2010
2015
2020
2025
2030

Note: Projections begin in 2008; Source: EIA.

Gas Prices Also Responding to Excess Supply



Historical Natural Gas Prices
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$/Mcf
1970
1975
1980
1985
1990
1995
2000
2005
2010
Wellhead – Nominal
Wellhead – Real
NYMEX – Nominal
NYMEX – Real

Note: Real prices chained to 2008.
Source: EIA and BLS.

We're All Keynesians Now

- Government Stimulus to offset reduction in consumer spending
  - Consumer spending has been about 70% of GDP
  - Government spending has been about 20% of GDP
- Proposed Stimulus Packages
  - $800B to $1.3T
  - Public Works, tax reductions, R&D, and so on
  - Record projected Federal Deficit in 2009: $1.2T
- Sources for Government Funding
  - Surplus
  - Taxes
  - Borrowing
  - Accommodative monetary policy



Increased Government Borrowing Leads to Crowding Out


Change in Non-Federal/Non-Financial Sector Debt
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008

Source: Federal Reserve

Spreads To Treasuries at Historical Highs



Corporate Bond Spreads to Treasury
Spread (in %)
0
1
2
3
4
5
6
7
1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
BBB Spread to Treasury
AAA Spread to Treasury

Source: Bloomberg.

How Do We Get Back To Normal?

- Near Term
  - Supply and Demand Imbalance will continue to drive soft and volatile commodity prices
  - Continued weakening of U.S. and global economies will perpetuate this imbalance
- In the Medium Term, depletion reestablishes balance
  - 4.5% world oil decline rate
  - 25 Countries past "Peak"
  - 45% of U.S. natural gas production comes from unconventional resources
  - U. S. rig count declining
- Long Term
  - Growth in U.S. and world economies recovers
  - Energy mix will not change much in the next two decades
  - Much hydrocarbon resource remains to be economically developed

Sources: CERA, EIA

What To Do Until Things Get Back To Normal

- Recognize that the economic crisis is only in the "second inning"
- Be prepared for a protracted period of soft and volatile prices
- Expect higher long term costs for capital
- Be long commodities
- Maintain good long term capital relationships
- Call NGPC

NGPC Capital Resources Company At A Glance

- NGPC is a public, specialty finance company that provides capital to small and mid-sized energy companies for growth and development
- Since November 2004, we have invested more than $604 million[1] in customized financial solutions to help companies expand their businesses and create value



Note 1:As of 9/30/08

Capital For A Broad Range Of Purposes

- ☑ Acquisitions & Buyouts
- ☑ Growth & Development
- ☑ Monetizations
- ☑ Structured Vehicles
- ☑ Recapitalizations
- ☑ Restructuring
- ☑ Special Situations



A Range of Mezzanine Financing Products

- Combined senior & subordinated debt
- Subordinated debt
- Convertible debt
- Preferred equity
- Project equity

NGPC
NGP Capital Resources Company

Important Things to Start

- Clear description of engineering development opportunity
- Engineering Report
  - Internally generated report is good to start
  - Third party report completed prior to close
- Development Plan
  - Projects
  - Properties
  - Timing
  - Funds required
  - Schedule
  - Forecast of outcomes







NGPC Remains an Active Participant

$30,000,000
Black Pool Energy Partners, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
October 2008

$32,800,000
ATP Oil & Gas Corporation
Limited Term Overriding Royalty Interest
Purchaser
June 2008

$30,000,000
Greenleaf investments LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
April 2008

$61,600,000
BioEnergy Holding LLC
Senior Secured Notes
Participant
March 2008

$60,000,000
Tammany Oil & Gas LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
March 2007

$36,500,000
Alden Resources LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
January 2007

$12,000,000
Sonoran Energy, Inc.
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
November 2006

$50,000,000
Rubicon Energy Partners, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
November 2006

$82,000,000
Nighthawk Transport I, LP
Senior Secured Term Loan A And A Senior Secured Term Loan B
Participant
August, 2006

$4,000,000
Rubicon Energy Partners, LLC
Purchase of Membership Units
Purchaser
July 2006

$12,000,000
Crossroads Energy, LP
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
June 2006

$95,000,000
Resaca Exploitation, LP
Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan
Arranger And Agent
May 2006

$25,000,000
Rabbit Island, L.P.
Senior Secured Revolving Credit Facility
Arranger and Agent
March 2006

$17,000,000
Piceance Basin Properties, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
January 2006

$50,000,000
Chroma Exploration & Production, Inc.
Senior Secured Multiple-Advance Term Loan
Arranger and Agent
September 2005

$25,000,000
Millennium Offshore Group, Inc.
Senior Secured Bridge Loan
Agent And Sole Lender
August 2005

$20,000,000
TerraMar Energy, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
May 2005

$59,050,000
Crescent Resources, LLC
Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan
Agent And Sole Lender
December 2004

NGP Capital Resources Company


an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey